June 19, 2013

DREYFUS PREMIER INVESTMENT FUNDS, INC.

-DREYFUS GLOBAL REAL ESTATE SECURITIES FUND

Supplement to Statement of Additional Information dated

July 1, 2012, as revised or amended August 1, 2012, August 30, 2012, October 1, 2012,

January 1, 2013, March 1, 2013, April 1, 2013, May 1, 2013 and May 14, 2013

The following information supplements and supersedes the portfolio manager information contained in the section of the fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the fund) advised by the primary portfolio managers and assets under management in those accounts as of April 30, 2013:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

E. Todd Briddell	None	N/A	None	N/A	None	N/A
Dean Frankel	4	$423.0M	10	$1.20B	40	$4.22B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

E. Todd Briddell	None	N/A	N/A
Dean Frankel	Other Accounts	9	$1.42B

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio managers as of April 30, 2013:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

E. Todd Briddell	DGRESF	None
Dean Frankel	DGRESF	None

6593SAISTK-0613